                                                                   EXHIBIT 10.1

                              THE MACERICH COMPANY

                1999 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT

                                    PROGRAM

               UNDER THE AMENDED AND RESTATED 1994 INCENTIVE PLAN
                          (AS AMENDED AUGUST 10, 1999)

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                              THE MACERICH COMPANY

          1999 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM
               UNDER THE AMENDED AND RESTATED 1994 INCENTIVE PLAN,
                           AS AMENDED AUGUST 10, 1999

                                TABLE OF CONTENTS

                                                                         Page

ARTICLE I TITLE, PURPOSE AND AUTHORIZED SHARES ....................       1

ARTICLE II DEFINITIONS ............................................       1

ARTICLE III PARTICIPATION .........................................       3

ARTICLE IV RESTRICTED STOCK, STOCK UNIT OR CASH ELECTIONS .........       3

ARTICLE V RESTRICTED STOCK AWARDS .................................       5

ARTICLE VI STOCK UNIT AWARDS ......................................       5

ARTICLE VII ADMINISTRATION ........................................       6

ARTICLE VIII MISCELLANEOUS ........................................       7

EXHIBIT A-1 THE MACERICH COMPANY IRREVOCABLE ELECTION AGREEMENT (1998)

EXHIBIT A-2 THE MACERICH COMPANY IRREVOCABLE ELECTION AGREEMENT (1999)

EXHIBIT B  RESTRICTED STOCK AWARD AGREEMENT

EXHIBIT C  STOCK UNIT AWARD AGREEMENT

                                      i


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                              THE MACERICH COMPANY
          1999 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM
               UNDER THE AMENDED AND RESTATED 1994 INCENTIVE PLAN


                                    ARTICLE I
                      TITLE, PURPOSE AND AUTHORIZED SHARES

         1.1 TITLE

         This Program shall be known as The Macerich Company 1999 Cash Bonus/Restricted Stock and Stock Unit Award Program under the Amended and Restated 1994 Incentive Plan.

         1.2 PURPOSE

         The purpose of this Program is to promote the success of the Company and the interest of its stockholders by providing an additional means to attract, motivate, retain and reward key employees, including officers, by providing an opportunity to convert cash bonus opportunities into Restricted Stock and/or Stock Unit Awards, enhancing compensation deferral opportunities and offering additional incentives to increase stock ownership in the Company.

         1.3 SHARES

         The aggregate number of shares of Common Stock issuable under this Program shall be charged against and subject to the limits on the available shares under the Plan.

                                   ARTICLE II
                                   DEFINITIONS

         Whenever the following terms are used in this Program they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined shall have the meaning assigned to such terms in the Plan.

         2.1 BONUS PAYMENT DATE means the date designated by the Committee (upon or after its decisions as to awards) on which the Cash Bonus is or would otherwise be received by the Participant.

         2.2 CASH BONUS means an incentive award granted by the Committee, whether or not under the terms of the Plan, that but for elections under this Program would be paid solely in cash.

         2.3 CONVERSION AMOUNT means the dollar equivalent of the Cash Bonus elected by the Participant to be converted to a Restricted Stock and/or Stock Unit Award under this Program.


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         2.4 DIVIDEND EQUIVALENT RIGHT means the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock equal to the number of Stock Units credited to a Participant's Stock Unit Account as of the applicable record date for the dividend or other distribution, which amount shall, at the discretion of the Committee, either be paid on the applicable dividend payment date directly to the Participant in cash or credited in the form of additional Stock Units to the Stock Unit Account of the Participant, as provided in the applicable Stock Unit Award Agreement.

         2.5 EFFECTIVE DATE means November 30, 1998.

         2.6 ELIGIBLE EMPLOYEE means any officer or key employee of the Company or a Subsidiary who earns an annual base salary of at least $100,000 and who otherwise qualifies as a member of a select group of management or highly compensated employees, as described in Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended, who has been designated by the Committee as potentially eligible to receive a Restricted Stock and/or Stock Unit Award under this Program.

         2.7 PARTICIPANT means any Eligible Employee who has delivered to the Company an election agreement electing to participate in the Program.

         2.8 PLAN means The Macerich Company Amended and Restated 1994 Incentive Plan.

         2.9 PROGRAM means this The Macerich Company 1999 Cash Bonus/Restricted Stock and Stock Unit Award Program under the Amended and Restated 1994 Incentive Plan, as from time to time amended.

         2.10 RESTRICTED STOCK means shares of Common Stock awarded to a Participant pursuant to Article IV of the Plan.

         2.11 RESTRICTED STOCK AWARD means an award of Restricted Stock granted by the Committee under the Plan based on the Conversion Amount.

         2.12 RESTRICTED STOCK AWARD AGREEMENT means an agreement substantially in the form of Exhibit B (as from time to time revised by the Committee).

         2.13 STOCK UNIT means a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment) awarded to a Participant pursuant to
Article IV of the Plan.

         2.14 STOCK UNIT AWARD means an award of Stock Units granted by the Committee under the Plan based on the Conversion Amount.

         2.15 STOCK UNIT AWARD AGREEMENT means an agreement substantially in the form of Exhibit C (as from time to time revised by the Committee).


                                       2
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         2.16 STOCK UNIT ACCOUNT means the bookkeeping account maintained by the
Company on behalf of each Participant which is credited with Stock Units calculated in accordance with Section 4.4.

         2.17 YEAR means the applicable calendar year.

                                   ARTICLE III
                                  PARTICIPATION

         Each Eligible Employee designated by the Committee for any Year may elect in advance to receive all or part (in increments and on forms authorized by the Committee) of any Cash Bonus that may be granted in the future in the form of Restricted Stock and/or Stock Units to the extent provided in Article IV.

                                   ARTICLE IV
                 RESTRICTED STOCK, STOCK UNIT OR CASH ELECTIONS

         4.1 TIME AND TYPES OF ELECTIONS

         On or before December 31, 1998 and September 30 of each subsequent Year, each Eligible Employee may make an irrevocable election to receive a percentage of Cash Bonus that may be granted to the Eligible Employee during the following Year in shares of Restricted Stock and/or Stock Units. This election shall become effective only if the Committee, in authorizing the Cash Bonus, expressly recognizes such alternative payment opportunity in Restricted Stock and/or Stock Units and grants the Restricted Stock and/or Stock Units at that time. The Committee will have the sole discretion to determine whether Restricted Stock or Stock Units will be issuable. A person who first becomes an Eligible Employee after the applicable deadline may, within 30 days of becoming and being designated as an Eligible Employee, make an irrevocable election to receive any Cash Bonuses granted for the applicable Year (or remaining portion thereof, as the case may be) in Restricted Stock and/or Stock Units.

         4.2 ELECTION PROCEDURES

         The elections shall be made in writing on forms provided by the Company and authorized by the Committee. These forms shall take the form of the Election Agreement attached hereto as Exhibit A-1 for elections made in December 1998 and Exhibit A-2 for elections made in September 1999, as from time to time amended by the Committee. Neither the distribution nor completion of election agreements shall convey any right to receive a bonus, in cash, Restricted Stock or Stock Units. Failure to timely elect Restricted Stock and/or Stock Units, however, will result in the payment in cash if any cash bonus is awarded.


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         4.3 DISTRIBUTION OF BENEFITS

         (a) TIME AND MANNER OF DISTRIBUTION. A Participant shall be entitled to receive a number of unrestricted shares of Restricted Stock, or to receive a number of shares of Common Stock equal to the number of Stock Units allocated to his or her Stock Unit Account, in accordance with the vesting schedule set forth in the applicable Restricted Stock Award Agreement or Stock Unit Award Agreement. Alternatively, the Committee may permit a Participant to elect to receive a distribution of shares of Common Stock in an amount equal to the number of Stock Units, if any, allocated to his or her Stock Unit Account at such time and in such manner as set forth in the form of agreement approved by the Committee. If the Committee so provides, a Participant may elect any of the distribution commencement dates and methods of distribution (lump sum or annual installments) set forth in the form of agreement approved by the Committee.

         (b) CHANGE IN TIME OR MANNER OF DISTRIBUTION OF STOCK UNITS.

            (1) To the extent permitted by the Committee and set forth in any applicable Distribution Election Agreement, a Participant may change the manner of any distribution election from a lump sum to annual installments (or vice versa) made with respect to Stock Units credited under any Stock Unit Account by filing a written election with the Committee on a form provided by the Committee; PROVIDED, HOWEVER, that no such election shall be effective until 12 months after such election is filed with the Committee, and no such election shall be effective if it is made with respect to any Stock Unit Account after benefits with respect to such Stock Unit Account have commenced. An election made pursuant to this
      Section 4.3(b) shall not affect the date of the commencement of benefits.

            (2) To the extent permitted by the Committee and set forth in any applicable Distribution Election Agreement, a Participant may elect to further defer the commencement of any distribution to be made with respect to Stock Units credited under any Stock Unit Account by filing a new written election with the Committee on a form approved by the Committee; PROVIDED, HOWEVER, that (A) no such election shall be effective until 12 months after such election is filed with the Committee, (B) no such new election shall be effective with respect to any Stock Unit Account after benefits with respect to such Stock Unit Account shall have commenced, and
      (C) no more than three new elections shall be valid as to any Stock Unit Account. An election made pursuant to this Section 4.3(b)(2) shall not affect the manner of distribution (I.E., lump sum versus installments), the terms of which shall be subject to Section 4.3(b)(1) above.

         4.4 NUMBER OF SHARES/STOCK UNITS

         The number of shares of Restricted Stock to be granted and/or the number of Stock Units to be credited under this Program shall equal a multiple of the Conversion Amount divided by the Fair Market Value of a share of Common Stock (without regard to any restriction) on the applicable Bonus Payment Date. The multiple shall not be changed as to any election after it is duly made under the terms of this Program without the consent of the Participant.

         The multiple for bonuses paid in 1999 and until changed by the Committee shall be 1.5. For example, assume that prior to December 31, 1998 a Participant elects to receive 40% of any cash bonus in Restricted Stock or Stock Units and, on March 1, 1999, the Company grants him a $40,000 cash bonus. The market value of a share of Common Stock on the Bonus Payment Date is $20. The Participant will receive $24,000 in cash and, at the election of the Committee, 1,200 shares of Restricted Stock or 1,200 Stock Units.

         4.5 NO FRACTIONAL SHARE INTERESTS

         If an election would result in the issuance of a fractional share, the amount of Restricted Stock and/or Stock Units granted shall be rounded down to the next whole share and the cash alternative amount in lieu of the fractional interest shall be paid in cash.

                                    ARTICLE V
                             RESTRICTED STOCK AWARDS

         The grant of Restricted Stock Awards, including, but not limited to, the terms of grant, conditions and restrictions, the consideration (other than services) to be paid, dividend rights, vesting terms, provisions for redelivery to the Company, and adjustments in case of changes in the Common Stock, shall be governed by the terms of the Plan, the Program and of the Restricted Stock Award Agreement, substantially in the form of Exhibit B (as from time to time revised by the Committee), to be executed and delivered by the Company and the Participant. After an election is made, the form of the Restricted Stock Award Agreement (if applicable) may not be changed in any manner materially adverse to the Participant without his or her consent. All Restricted Stock Awards are subject to express prior authorization by the Committee of the terms of the Restricted Stock Award and the specific number of shares of Restricted Stock thereunder.

                                   ARTICLE VI
                                STOCK UNIT AWARDS

         The grant of Stock Unit Awards, including, but not limited to, the terms of grant, conditions and restrictions, the consideration (other than services) to be paid, the form and content of Dividend Equivalent rights, vesting terms, and adjustments in case of changes in the Common Stock, shall be governed by the terms of the Plan, the Program and of the Stock Unit Award Agreement, substantially in the form of Exhibit C (as from time to time revised by the Committee), to be executed and delivered by the Company and the Participant. After an election is made, the form of the Stock Unit Award Agreement (if applicable) may not be changed in any manner materially adverse to the Participant without his or her consent. All Stock Unit Awards are subject to express prior authorization by the Committee of the terms of the Stock Unit Award and the specific number of shares of Common Stock referenced in the Participant's Stock Unit Account thereunder.

                                   ARTICLE VII
                                 ADMINISTRATION

         7.1 RIGHTS AND DUTIES.

         This Program shall be administered by and all Restricted Stock and Stock Unit Awards to Eligible Employees shall be authorized by the Committee. The Committee shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

         (a) to determine the particular Eligible Employees who will receive Cash Bonuses, the extent to which and price at which a Cash Bonus may be settled in shares of Common Stock, Restricted Stock or Stock Units, and the other specific terms and conditions of Restricted Stock and Stock Unit Awards consistent with the express limits of this Program and the Plan;

         (b) to approve from time to time the election agreement and other forms of Restricted Stock and Stock Unit Award Agreements (which need not be identical either as to type of award or among Participants or from year to year); and

         (c) to resolve any questions concerning benefits payable to a Participant and make all other determinations and take such other action as contemplated by this Program or the Plan or as may be necessary or advisable for the administration or interpretation of this Program.

         7.2 CLAIMS PROCEDURES.

         To the extent the Committee permits deferral elections extending to the termination of employment or beyond, the following claims procedures shall apply:

         (a) The Committee shall notify Participants and, where appropriate, the Beneficiary(ies) of their right to claim benefits under these claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

         (b) The Committee shall act upon claims as required and communicate a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished to the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the preceding three sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to any provisions of this Program on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further review of the denial of the claim under this Program.

         (c) The claimant or his or her duly authorized representative shall have 60 days after receipt of denial of his or her claim to request a review of such denial, the right to review all pertinent documents and the right to submit issues and comments in writing. Upon receipt of a request for a review of the denial of a benefit claim, the Committee shall undertake a full and fair review of the denial.

         (d) The Committee shall issue a decision not later than 60 days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Program on which the decision is based.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 INCORPORATION BY REFERENCE

         Except where in conflict with the express terms of this Program, the terms of the Plan govern the Program and are incorporated by reference, including, without limitation, the following: the administrative powers and authority of the Committee and the effect of its decisions; the unfunded status of benefits; provisions for non-transferability of rights; rights (or absence of rights) of eligible persons, participants, and beneficiaries; compliance with laws; tax withholding obligation of Participants; privileges of stock ownership; and governing law/construction/severability.

         8.2 AMENDMENT, TERMINATION AND SUSPENSION

         The Committee or the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Program, in whole or in part. No Restricted Stock or Stock Unit Awards may be granted under this Program during any suspension of this Program or after termination of this Program. Termination or amendment of this Program shall have no effect on any then outstanding Restricted Stock or Stock Unit Awards.

         8.3 TERM OF THIS PROGRAM

         The term of this Program is indefinite, subject to the term of the Plan and Section 8.2. All authority of the Committee with respect to Restricted Stock and Stock Unit Awards hereunder, including its authority to amend a Restricted Stock or Stock Unit Award, shall continue during any suspension of this Program or the Plan, in respect of outstanding Restricted Stock and Stock Unit Awards on such Termination Date.

         8.4 NON-EXCLUSIVITY OF PROGRAM

         Nothing in this Program shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under the Plan or any other plan or authority.

         8.5 RELATIONSHIP TO EMPLOYMENT AGREEMENTS

         In the case of any Participant who has an employment agreement with the Company, the Conversion Amount reflected by a Restricted Stock or Stock Unit Award shall not be, but any remaining amount paid as a Cash Bonus shall be, considered a bonus paid in the applicable Year in which it is paid. The consequences of a termination of service, whether before or after a Change in Control, in respect of any rights or benefits related to the Conversion Amount shall be governed solely by the terms of the Restricted Stock or Stock Unit Award.

                                                                     EXHIBIT A-1
                                                          DECEMBER 1998 ELECTION

                              THE MACERICH COMPANY
                         IRREVOCABLE ELECTION AGREEMENT
                                    UNDER THE
                    1999 CASH BONUS/RESTRICTED STOCK PROGRAM


================================================================================

IF DURING 1999, THE COMPENSATION COMMITTEE GRANTS A CASH BONUS TO ME AND IF THE COMPENSATION COMMITTEE THEN EXPRESSLY AUTHORIZES ME TO RECEIVE ALL OR PART OF THE CASH BONUS IN THE FORM OF A RESTRICTED STOCK AWARD:

         I IRREVOCABLY ELECT TO RECEIVE ____% OF MY CASH BONUS IN THE FORM OF A RESTRICTED STOCK AWARD UNDER THE MACERICH COMPANY AMENDED AND RESTATED 1994 INCENTIVE PLAN FOR THE NUMBER OF SHARES CALCULATED ACCORDING TO
         SECTION 4.3 OF THE PROGRAM.

THIS ELECTION MUST BE FILED WITH THE COMMITTEE, C/O RICHARD A. BAYER, GENERAL COUNSEL, 401 WILSHIRE BOULEVARD, SUITE 700, SANTA MONICA, CALIFORNIA 90401, BY DECEMBER 31, 1998. IF IT IS NOT TIMELY FILED, YOU WILL HAVE NO OPPORTUNITY TO RECEIVE RESTRICTED STOCK IN LIEU OF ANY CASH BONUS AWARDS IN 1999.


================================================================================

ACKNOWLEDGMENT AND AGREEMENT

I ACKNOWLEDGE AND AGREE TO THE TERMS OF THIS ELECTION AGREEMENT, THE PROGRAM AND THE PLAN.

I UNDERSTAND THAT THIS ELECTION IS IRREVOCABLE ON MY PART AND IS SUBJECT TO THE TERMS OF THE PROGRAM, THE PLAN (INCLUDING THE INDIVIDUAL SHARE AWARD LIMITS UNDER THE PLAN), ANY LIMITS IMPOSED BY THE COMMITTEE ON THE CONVERSION AMOUNT AND THE RESTRICTED STOCK AWARD AGREEMENT.

--------------------------------------------------
(Participant's Signature)                 (Date)

--------------------------------------------------
(Print Name)


                                       1
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                                                                     EXHIBIT A-2
                                                         SEPTEMBER 1999 ELECTION

                              THE MACERICH COMPANY
                         IRREVOCABLE ELECTION AGREEMENT

       1999 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM UNDER
          THE MACERICH COMPANY AMENDED AND RESTATED 1994 INCENTIVE PLAN

================================================================================
IF DURING THE YEAR 2000, THE COMPENSATION COMMITTEE GRANTS A CASH BONUS TO ME UNDER THE PROGRAM AND IF THE COMPENSATION COMMITTEE THEN EXPRESSLY AUTHORIZES ME TO RECEIVE ALL OR PART OF THE CASH BONUS IN THE FORM OF A RESTRICTED STOCK OR STOCK UNIT AWARD (A "STOCK-BASED AWARD"):

I IRREVOCABLY ELECT TO TAKE ____% OF MY CASH BONUS IN THE FORM OF A STOCK-BASED AWARD. I UNDERSTAND THE COMMITTEE HAS THE SOLE DISCRETION TO DETERMINE IF THE STOCK-BASED AWARD IS IN THE FORM OF RESTRICTED STOCK OR STOCK UNITS.

I UNDERSTAND THAT:

      - THE CONVERSION RATE, OR "MULTIPLE", FOR PURPOSES OF OR IN RESPECT OF DETERMINING THE NUMBER OF SHARES UNDERLYING THE AWARD WILL BE 1.5

      - THE VESTING SCHEDULE FOR THE STOCK-BASED AWARD WILL BE NOT LESS THAN AT A RATE OF 20% PER YEAR.

      -     THIS ELECTION IS IRREVOCABLE AND MUST BE FILED BY SEPTEMBER 30, 1999
            WITH:

                  RICHARD A. BAYER, GENERAL COUNSEL
                  401 WILSHIRE BOULEVARD, SUITE 700
                  SANTA MONICA, CALIFORNIA  90401

      - IF THIS ELECTION IS NOT TIMELY FILED, I WILL NOT HAVE AN OPPORTUNITY TO PARTICIPATE IN THE PROGRAM FOR THE YEAR 2000.

      - THIS ELECTION IS SUBJECT TO THE TERMS OF THE PROGRAM, THE PLAN (INCLUDING THE INDIVIDUAL SHARE AWARD LIMITS) AND THE APPLICABLE STOCK-BASED AWARD AGREEMENT.

      - THIS ELECTION DOES NOT CONSTITUTE A GUARANTEE THAT I WILL RECEIVE ANY BONUS FROM THE COMPANY.

================================================================================
ACKNOWLEDGMENT AND AGREEMENT
I ACKNOWLEDGE AND AGREE TO THE FOREGOING TERMS OF THIS ELECTION AGREEMENT.

----------------------------------
(PARTICIPANT'S SIGNATURE)

----------------------------------              --------------------------------
(PRINT NAME)                                                (DATE)


                                       1
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                                                                       EXHIBIT B

                        RESTRICTED STOCK AWARD AGREEMENT

                                                                       EXHIBIT B
                                              [RESTRICTED STOCK AWARD AGREEMENT]

                              THE MACERICH COMPANY

                        RESTRICTED STOCK AWARD AGREEMENT
                    AMENDED AND RESTATED 1994 INCENTIVE PLAN

PARTICIPANT NAME:   ________________________
SOC. SEC. NO.:      ________________________
NO. OF SHARES:      ________________________

VESTING SCHEDULE:   20%* on each anniversary of the Award Date, beginning _____
                    __, 2001 and ending _________ __, 2005

AWARD DATE:         ____________ __, 2000


         THIS AGREEMENT is among THE MACERICH COMPANY, a Maryland corporation (the "Corporation"), THE MACERICH PARTNERSHIP L.P., a Delaware limited partnership (the "Operating Partnership"), and the employee named above, an employee [of the Operating Partnership] (the "Participant") and is delivered under The Macerich Company Amended and Restated 1994 Incentive Plan (the "Plan").

                               W I T N E S S E T H

         WHEREAS, pursuant to the 1999 Cash Bonus/Restricted Stock and Stock Unit Program (the "Program") under the Plan, the Corporation has granted to the Participant with reference to services rendered and to be rendered to the Company, effective as of the Award Date, a restricted stock award (the "Restricted Stock Award" or "Award"), upon the terms and conditions set forth herein and in the Plan and the Program.

         NOW THEREFORE, in consideration of services rendered by the Participant and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

         2. GRANT. Subject to the terms of this Agreement, the Program and the Plan, the Corporation grants to the Participant a Restricted Stock Award with respect to an aggregate number of shares of Common Stock, par value $.01 per share (the "Restricted Stock") set forth above. The Corporation acknowledges, pursuant to Section 4.1 of the Plan, receipt of consideration for the shares on the terms set forth in this Agreement in the form of services

--------------------------------
* The Committee has the authority to change the vesting schedule.

rendered to the Company by the Participant prior to the Award Date with a value at least equal to the Cash Bonus that would otherwise have been payable to the Participant but for the Participant's election to receive Restricted Stock under the Program, which amount is not less than the minimum lawful consideration under Maryland law.

         3. VESTING. The Award shall vest, and restrictions (other than those set forth in Section 6.4 of the Plan) shall lapse, with respect to the portion of the total number of shares (subject to adjustment under Section 6.2 of the Plan) on each of the anniversaries of the Award Date until the Award is fully vested, as reflected in the Vesting Schedule above, subject to earlier termination or acceleration as provided herein or in the Plan.

         4. CONTINUANCE OF EMPLOYMENT REQUIRED. Except as otherwise provided in
Section 8 or pursuant to the Plan, the Vesting Schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment and rights and benefits under this Agreement. Partial service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 8 below or under the Plan.

         5. DIVIDEND AND VOTING RIGHTS. After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that cease to be eligible for vesting.

         6. RESTRICTIONS ON TRANSFER. Prior to the time they become vested, neither the shares of Restricted Stock comprising the Award, nor any other rights of the Participant under this Agreement or the Plan may be transferred, except as expressly provided in Sections 1.9 and 4.1 of the Plan. No other exceptions have been authorized by the Committee.

         7. STOCK CERTIFICATES.

           (a)  BOOK ENTRY FORM; INFORMATION STATEMENT POWER OF ATTORNEY.
The Corporation shall issue the shares of Restricted Stock subject to the Award in book entry form, registered in the name of the Participant with notations regarding applicable restrictions on transfer. Concurrent with the execution and delivery of this Agreement, the Corporation shall deliver to the Participant a written information statement with respect to such shares, and the Participant shall deliver to the Corporation an executed stock power, in blank, with respect to such shares. The Participant, by acceptance of the Award, shall be deemed to appoint the Corporation and each of its authorized representatives as the Participant's attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

           (b) CERTIFICATES TO BE HELD BY CORPORATION; LEGEND. Any certificates representing Restricted Stock that the Participant may be entitled to receive from the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner, The Macerich Partnership L.P. and The Macerich Company. A copy of such Agreement is on file in the office of the Secretary of The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401."

           (c) DELIVERY OF CERTIFICATES UPON VESTING. Promptly after the lapse or other release of restrictions, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or been released or such lesser number as may be permitted pursuant to Section 6.5 of the Plan shall be delivered to the Participant or other person entitled under the Plan to receive the shares. The Participant or such other person shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 6.4 of the Plan. The shares so delivered shall no longer be restricted shares hereunder.

         8. EFFECT OF TERMINATION OF EMPLOYMENT.

           (a)  FORFEITURE AFTER CERTAIN EVENTS. Except as provided in
Sections 8(c) and 9 hereof, the Participant's shares of Restricted Stock shall be forfeited to the extent such shares have not become vested upon the date the Participant is no longer employed by the Company for any reason, whether with or without cause, voluntarily or involuntarily. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Committee, in its sole and absolute discretion, may make provision in such circumstances for accelerated vesting of some or all of the remaining restricted shares under any Awards held by such employees, effective immediately prior to such event.

           (b) RETURN OF SHARES. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares shall, without payment of any consideration by the Corporation for such transfer, be automatically transferred to the Corporation, without any other action by the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be. The Corporation may exercise its powers under Section 7(a) hereof and take any other action necessary or advisable to evidence such transfer. The Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, and the Operating Partnership shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares to the Corporation.

           (c)  TERMINATION WITHOUT CAUSE FOLLOWING CHANGE IN CONTROL EVENT.
If the Participant's employment is terminated by the Company other than because of Participant's death or Disability or for Cause, or if the Participant after a Change in Control Event terminates his or her employment for Good Reason, then any portion of the Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan and Section 12 hereof; provided, however, that in no event shall restrictions on the shares lapse or the shares vest earlier than six months after the date hereof. As used in this Agreement, "Disability" shall mean (1) a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code, (2) the absence of Participant from his or her duties with the Company on a full-time basis for a period of nine months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably), or (3) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include. "Incapacity" as used in this Agreement shall be limited only to a condition that substantially prevents the Participant from performing his or her duties. "Cause" as used in this Agreement shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that the Participant has: (1) failed to perform required job duties in a material respect without proper cause, (2) been convicted of a felony, or (3) committed an act of fraud, dishonesty or gross misconduct which is injurious to the Company. "Good Reason" as used in this Agreement shall mean (1) a materially adverse and significant change in the Participant's position, duties, responsibilities, or status with the Company, (2) a change in the Participant's office location to a point more than 50 miles from the Participant's office immediately prior to a Change in Control, (3) the taking of any action following a Change in Control by the Company to eliminate benefit plans without providing reasonable substitutes therefor, to materially reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits, (4) any reduction in the Participant's base salary, or (5) any material breach by the Company of the written employment contract with Participant, if any.

         9. EFFECT OF DISABILITY, DEATH OR RETIREMENT. If the Participant incurs a Disability or dies while employed by the Company, then any portion of his or her Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan. If the Participant retires from employment by the Company, the Committee may, on a case-by-case basis and in its sole discretion, provide for partial or complete vesting prior to retirement of that portion of his or her Award that has not previously vested.

         10. ADJUSTMENTS UPON SPECIFIED EVENTS. Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 6.2 of the Plan, the Committee shall make adjustments if appropriate in the number and kind of securities that may become vested under an Award. If any adjustment shall be made under Section 6.2 of the Plan or a Change in Control Event shall occur and the shares of Restricted Stock are not fully vested upon such Event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "RESTRICTED PROPERTY" and, for the purposes of this Agreement, "Restricted Stock" shall include "Restricted Property", unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. Notwithstanding the foregoing, to the extent that the Restricted Property includes any cash, the commitment hereunder shall become an unsecured promise to pay an amount equal to such cash

(with earnings attributable thereto as if such amount had been invested, pursuant to policies established by the Committee, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee) at such times and in such proportions as the Restricted Stock would have vested.

         11. POSSIBLE EARLY TERMINATION OF AWARD. As permitted by Section 6.2(b) of the Plan, the Committee retains the right to terminate the Award to the extent not vested upon an event or transaction which the Corporation does not survive. This Section 11 is not intended to prevent vesting of the Award as a result of termination without Cause following a Change in Control Event as provided in Section 8(c) hereof.

         12. LIMITATIONS ON ACCELERATION AND REDUCTION IN BENEFITS IN EVENT OF TAX LIMITATIONS.

         (a) LIMITATION ON ACCELERATION. Notwithstanding anything contained herein or in the Plan or any other agreement to the contrary, in no event shall the vesting of any share of Restricted Stock be accelerated pursuant to Section
6.3 of the Plan or Section 8(c) hereof to the extent that the Company would be denied a federal income tax deduction for such vesting because of Section 280G of the Code and, in such circumstances, the restricted shares not subject to acceleration will continue to vest in accordance with and subject to the other provisions hereof.

         (b) REDUCTION IN BENEFITS. If the Participant would be entitled to benefits, payments or coverage hereunder and under any other plan, program or agreement which would constitute "parachute payments," then notwithstanding any other provision hereof or of any other existing agreement to the contrary, the Participant may by written notice to the Secretary of the Corporation designate the order in which such "parachute payments" shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

         (c) DETERMINATION OF LIMITATIONS. The term "parachute payments" shall have the meaning set forth in and be determined in accordance with Section 280G of the Code and regulations issued thereunder. All determinations required by this Section 12, including without limitation the determination of whether any benefit, payment or coverage would constitute a parachute payment, the calculation of the value of any parachute payment and the determination of the extent to which any parachute payment would be nondeductible for federal income tax purposes because of Section 280G of the Code, shall be made by an independent accounting firm (other than the Corporation's outside auditing firm) having nationally recognized expertise in such matters selected by the Committee. Any such determination by such accounting firm shall be binding on the Corporation, its Subsidiaries and the Participant.

         13. TAX WITHHOLDING. The entity within the Company last employing the Participant shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the payment of dividends in respect of and with respect to the vesting of any Restricted Stock, but, in the alternative the Participant or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under Section 6.5 of the Plan and rules established by the Committee, to have the entity last employing the Participant withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy any withholding obligations of the Company with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Committee, as the Committee may impose, and shall not be available if the Participant makes or has made an election pursuant to Section 83(b) of the Code with respect to such Award.

         14. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, to the attention of the Corporate Secretary and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

         15. PLAN. The Award and all rights of the Participant with respect thereto are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan and the Program, incorporated herein by reference, to the extent such provisions are applicable to Awards granted to Eligible Employees. The Participant acknowledges receipt of a copy of the Plan and the Program, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan and the Program that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan or the Program after the date hereof.

         16. NO SERVICE COMMITMENT BY COMPANY. Nothing contained in this Agreement, the Program or the Plan constitutes an employment or other commitment by the Company as to the Participant's service, confers upon the Participant any right to remain employed by or in service of the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment or service, or affects the right of the Company or any subsidiary to increase or decrease his or her other compensation.

         17. LIMITATION ON PARTICIPANT'S RIGHTS. Participation in the Program confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By the Participant's execution of this Agreement, the Participant agrees to the terms and conditions hereof and of the Plan.

THE MACERICH COMPANY
(a Maryland corporation)

By ___________________________
     Richard A. Bayer
     General Counsel & Secretary


THE MACERICH PARTNERSHIP, L.P.
(a Delaware limited partnership)

By:      The Macerich Company
         (its general partner)

         By ___________________________
              Richard A. Bayer
              General Counsel & Secretary

                                                   PARTICIPANT

                                                   -----------------------------
                                                         (Signature)

                                                   -----------------------------
                                                         (Print Name)

                                                   -----------------------------
                                                         (Address)

                                                   -----------------------------
                                                         (City, State, Zip Code)

                                CONSENT OF SPOUSE

         In consideration of the execution of the foregoing Restricted Stock Award Agreement by The Macerich Company and The Macerich Partnership L.P., I, __________________, the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:  _____________, _____.

                                                     ---------------------------
                                                     Signature of Spouse

                                                                       EXHIBIT C

                           STOCK UNIT AWARD AGREEMENT

                                                                       EXHIBIT C
                                                    [STOCK UNIT AWARD AGREEMENT]

                              THE MACERICH COMPANY
                           STOCK UNIT AWARD AGREEMENT
                    AMENDED AND RESTATED 1994 INCENTIVE PLAN

PARTICIPANT NAME:  _____________________
SOC. SEC. NO.:     _____________________
NO. STOCK UNITS:   _____________________

VESTING SCHEDULE:  20%* on each anniversary of the Award Date, beginning _______
                   __, 2001 and ending _________ __, 2005

AWARD DATE:        ____________ __, 2000


         THIS AGREEMENT is among THE MACERICH COMPANY, a Maryland corporation (the "Corporation"), THE MACERICH PARTNERSHIP L.P., a Delaware limited partnership (the "Operating Partnership"), and the employee named above, an employee [of the Operating Partnership] (the "Participant") and is delivered under The Macerich Company Amended and Restated 1994 Incentive Plan (the "Plan").

                               W I T N E S S E T H

         WHEREAS, pursuant to the 1999 Cash Bonus/Restricted Stock and Stock Unit Program (the "Program") under the Plan, the Corporation has granted to the Participant with reference to services rendered and to be rendered to the Company, effective as of the Award Date, a stock unit award (the "Stock Unit Award" or "Award"), upon the terms and conditions set forth herein and in the Plan and the Program.

         NOW THEREFORE, in consideration of services rendered by the Participant and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

         2. GRANT. Subject to the terms of this Agreement, the Program and the Plan the Corporation grants to the Participant a Stock Unit Award with respect to an aggregate number of Stock Units (the "Stock Units") set forth above. The Corporation acknowledges receipt of consideration for the shares payable with respect to the Stock Units on the terms set forth in this Agreement in the form of services rendered to the Company by the Participant prior to the Award Date with a value at least equal to the Cash Bonus that would otherwise have been

----------------------------
*The Committee has the authority to change the vesting schedule.

payable to the Participant but for the Participant's election to receive Stock Units under the Program, which amount is not less than the minimum lawful consideration under Maryland law.

         3. VESTING. The Award shall vest and become nonforfeitable (except as set forth in Section 6.4 of the Plan), with respect to the portion of the total number of Stock Units comprising the Award (subject to adjustment under Section
6.2 of the Plan) on each of the anniversaries of the Award Date until the Award is fully vested, as reflected in the Vesting Schedule above, subject to earlier termination or acceleration as provided herein or in the Plan.

         4. CONTINUANCE OF EMPLOYMENT REQUIRED. Except as otherwise provided in
Section 9 or pursuant to the Plan, the Vesting Schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment and rights and benefits under this Agreement. Partial service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 9 below or under the Plan.

         5. DIVIDEND AND VOTING RIGHTS.

           (a) LIMITATIONS ON RIGHTS ASSOCIATED WITH UNITS. The Participant shall have no rights as a stockholder of the Company, no dividend rights (except as expressly provided in Section 5(b) with respect to Dividend Equivalent Rights) and no voting rights, with respect to the Stock Units and any shares of Common Stock underlying or issuable in respect of such Stock Units until such shares of Common Stock are actually issued to and held of record by the Participant. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate.

           (b) DIVIDEND EQUIVALENT RIGHTS DISTRIBUTIONS. As of any applicable dividend or distribution payment date, the Participant shall receive a cash payment in an amount equal to the amount of the Dividend Equivalent Rights multiplied by the number of Units in the Account as of the applicable dividend payment date.

         6. RESTRICTIONS ON TRANSFER. Prior to the time they vest, neither the Stock Units comprising the Award nor any other rights of the Participant under this Agreement or the Plan may be transferred, except as expressly provided in
Section 1.9 of the Plan. No other exceptions have been authorized by the Committee.

         7. TIMING AND MANNER OF DISTRIBUTION WITH RESPECT TO STOCK UNITS. Any Stock Unit credited to a Participant's Stock Unit Account will be distributed in shares of Common Stock as it vests. The Participant or other person entitled under the Plan to receive the shares shall deliver to the Company any representations or other documents or assurances required pursuant to Section
6.4 of the Plan.

         8. EFFECT OF TERMINATION OF EMPLOYMENT.

           (a) FORFEITURE AFTER CERTAIN EVENTS. Except as provided in Sections 8(c) and 9 hereof, the Participant's Stock Units shall be extinguished to the extent such Stock Units have not become vested upon the date the Participant is no longer employed by the Company for any reason, whether with or without cause, voluntarily or involuntarily. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Committee, in its sole and absolute discretion, may make provision in such circumstances for accelerated vesting of some or all of the remaining Stock Units held by such employees, effective immediately prior to such event.

         (b) TERMINATION OF STOCK UNITS. If any Stock Units are extinguished hereunder, such unvested, extinguished Stock Units, without payment of any consideration by the Company, shall automatically terminate and the related Stock Unit Account shall be cancelled, without any other action by the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be.

         (c) TERMINATION WITHOUT CAUSE FOLLOWING CHANGE IN CONTROL EVENT.
If the Participant's employment is terminated by the Company other than because of the Participant's death or Disability or for Cause, or if the Participant after a Change in Control Event terminates his or her employment for Good Reason, then any portion of the Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan and Section 12 hereof; provided, however, that in no event shall restrictions on the Stock Units lapse or the Stock Units vest earlier than six months after the date hereof. As used in this Agreement, "Disability" shall mean (1) a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code, (2) the absence of Participant from his or her duties with the Company on a full-time basis for a period of nine months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably), or (3) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include. "Incapacity" as used in this Agreement shall be limited only to a condition that substantially prevents the Participant from performing his or her duties. "Cause" as used in this Agreement shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that the Participant has: (1) failed to perform required job duties in a material respect without proper cause, (2) been convicted of a felony, or (3) committed an act of fraud, dishonesty or gross misconduct which is injurious to the Company. "Good Reason" as used in this Agreement shall mean (1) a materially adverse and significant change in the Participant's position, duties, responsibilities, or status with the Company, (2) a change in the Participant's office location to a point more than 50 miles from the Participant's office immediately prior to a Change in Control, (3) the taking of any action following a Change in Control by the Company to eliminate benefit plans without providing reasonable substitutes therefor, to materially reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits, (4) any reduction in the Participant's base salary, or (5) any material breach by the Company of the written employment contract with Participant, if any.

         9. EFFECT OF DISABILITY, DEATH OR RETIREMENT. If the Participant incurs a Disability or dies while employed by the Company, then any portion of his or her Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan. If the Participant retires from employment by the Company, the Committee may, on a case-by-case basis and in its sole discretion, provide for partial or complete vesting prior to retirement of that portion of his or her Award that has not previously vested.

         10. ADJUSTMENTS UPON SPECIFIED EVENTS. Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 6.2 of the Plan, the Committee shall make adjustments as it deems appropriate in the number and kind of securities or other consideration that may become payable with respect to the Award. If any adjustment shall be made under Section 6.2 of the Plan or a Change in Control Event shall occur and the Stock Unit Award is not fully vested upon such Event or prior thereto, the Stock Unit Award may be payable in the securities or other consideration (the "Restricted Property") payable in respect of the Common Stock otherwise payable in respect of the Stock Unit Award. Such Restricted Property shall become payable at such times and in such proportion as the Stock Unit Award vests. Notwithstanding the foregoing, to the extent that the Restricted Property includes any cash, the commitment hereunder shall become an unsecured promise to pay an amount equal to such cash (with earnings attributable thereto as if such amount had been invested, pursuant to policies established by the Committee, in interest bearing, FDIC insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee) at such times and in such proportions as the Stock Unit Award vests. Notwithstanding the foregoing, the Stock Unit Award and Common Stock payable in respect of the Stock Unit Award shall continue to be subject to such proportionate and equitable adjustments (if any) under Section
6.2 of the Plan consistent with the effect of such event on stockholders generally, as the Committee determines to be necessary or appropriate, in the number, kind and/or character of shares of Common Stock or other securities, property and/or rights payable in respect of Stock Units and Stock Unit Accounts credited under the Plan. All rights of the Participant hereunder are subject to those adjustments.

         11. POSSIBLE EARLY TERMINATION OF AWARD. As permitted by Section 6.2(b) of the Plan, the Committee retains the right to terminate the Award to the extent not vested upon an event or transaction which the Corporation does not survive. This Section 11 is not intended to prevent vesting of the Award as a result of termination without Cause following a Change in Control Event as provided in Section 8(c) hereof.

         12. LIMITATIONS ON ACCELERATION AND REDUCTION IN BENEFITS IN EVENT OF TAX LIMITATIONS.

         (a) LIMITATION ON ACCELERATION. Notwithstanding anything contained herein or in the Plan or any other agreement to the contrary, in no event shall the vesting of any Stock Unit be accelerated pursuant to Section 6.3 of the Plan or Section 8(c) hereof to the extent that the Company would be denied a federal income tax deduction for such vesting or the distribution of shares of Common Stock in respect of the Award because of Section 280G of the Code and, in such circumstances, the Stock Units not subject to acceleration will continue to vest in accordance with and subject to the other provisions hereof.

         (b) REDUCTION IN BENEFITS. If the Participant would be entitled to benefits, payments or coverage hereunder and under any other plan, program or agreement which would constitute "parachute payments," then notwithstanding any other provision hereof or of any other existing agreement to the contrary, the Participant may by written notice to the Secretary of the Corporation designate the order in which such "parachute payments" shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

         (c) DETERMINATION OF LIMITATIONS. The term "parachute payments" shall have the meaning set forth in and be determined in accordance with Section 280G of the Code and regulations issued thereunder. All determinations required by this Section 12, including without limitation the determination of whether any benefit, payment or coverage would constitute a parachute payment, the calculation of the value of any parachute payment and the determination of the extent to which any parachute payment would be nondeductible for federal income tax purposes because of Section 280G of the Code, shall be made by an independent accounting firm (other than the Corporation's outside auditing firm) having nationally recognized expertise in such matters selected by the Committee. Any such determination by such accounting firm shall be binding on the Corporation, its Subsidiaries and the Participant.

         13. TAX WITHHOLDING. Upon payment of Dividend Equivalent Rights and/or the distribution of shares of Common Stock in respect of a Participant's Stock Unit Account, the entity within the Company last employing the Participant shall have the right at its option to (i) require the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) to pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to such payment or distribution or (ii) deduct from any amount payable to the Participant the amount of any taxes which the Company may be required to withhold with respect to such payment or distribution. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Agreement, the Committee may permit the Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

         14. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, to the attention of the Corporate Secretary and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

         15. PLAN. The Award and all rights of the Participant with respect thereto are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan and the Program, incorporated herein by reference, to the extent such provisions are applicable to Awards granted to Eligible Employees. The Participant acknowledges receipt of a copy of the Plan and the Program, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan and the Program that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan or the Program after the date hereof.

         16. NO SERVICE COMMITMENT BY COMPANY. Nothing contained in this Agreement, the Program or the Plan constitutes an employment or other commitment by the Company as to the Participant's service, confers upon the Participant any right to remain employed by or in service of the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment or service, or affects the right of the Company or any subsidiary to increase or decrease his or her other compensation.

         17. LIMITATION ON PARTICIPANT'S RIGHTS. Participation in the Program confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor the Program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company (or applicable Subsidiary) with respect to amounts credited and benefits payable, if any, on Stock Unit Account(s), and rights no greater than the right to receive the Common Stock (or equivalent value) as a general unsecured creditor with respect to Stock Units, as and when payable thereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By the Participant's execution of this Agreement, the Participant agrees to the terms and conditions hereof and of the Plan.

THE MACERICH COMPANY
(a Maryland corporation)

By ___________________________
     Richard A. Bayer
     General Counsel & Secretary

THE MACERICH PARTNERSHIP, L.P.
(a Delaware limited partnership)

By:      The Macerich Company
         (its general partner)

         By ___________________________
              Richard A. Bayer
              General Counsel & Secretary

                                                   PARTICIPANT

                                                   -----------------------------
                                                         (Signature)

                                                   -----------------------------
                                                         (Print Name)

                                                   -----------------------------
                                                         (Address)

                                                   -----------------------------
                                                         (City, State, Zip Code)

                                CONSENT OF SPOUSE

         In consideration of the execution of the foregoing Stock Unit Award Agreement by The Macerich Company and The Macerich Partnership L.P., I, __________________, the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Stock Unit Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:  _____________, _____.

                                                     ---------------------------
                                                     Signature of Spouse